Time charter revenues	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Time charter revenues	Time charter revenues
Lessor

Our six delivered vessels are operating on time charter contracts, one on a fixed rate contract, while the remaining five are on variable rate contracts, with remaining charter periods ranging from 14 to 36 months as of December 31, 2023. Under the variable rate contracts, the Company earns revenues based on the Capesize Index published by the Baltic Exchange plus a premium which varies depending on contract terms. In addition, the Company earns a scrubber benefit based on the spread between high sulphur fuel oil and very low sulphur fuel oil or the spread between liquified natural gas and very low sulphur fuel oil.

The components of operating lease income are as follows:

	Year ended	Year ended	Period from March 17 to
(in thousands of $ )	December 31, 2023	December 31, 2022	December 31, 2021
Time charter revenues	36,736	—	—

Time charter revenues on our variable rate contracts amounted to $22.6 million, $nil and $nil in the years ended December 31, 2023, 2022 and 2021, respectively.

The future undiscounted minimum lease payments to be received under our fixed rate contracts as of December 31, 2023 are as follows:

(in thousands of $)
2024(1)	19,614
2025	1,920
Total	21,534

(1) This includes index linked charters that were converted to fixed rate time charters for varying periods from December 1, 2023 to March 31, 2024. Subsequent to the year-end, index linked charters for three vessels were converted to fixed rate time charters for varying periods from February 1, 2024 to December 31, 2024, the impact of which has been excluded from this table.